UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2006



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)




           Delaware                       0-16375               94-3018487
          ---------                       --------               ----------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                                2711 Citrus Road
                        Rancho Cordova, California 95742
                        --------------------------------
              (Address and telephone number of principal executive
                               offices) (Zip Code)


                                 (916) 858-5100
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events
------------------------

Item 8.01 Other Events.

     On January 3, 2006, ThermoGenesis Corp. (the "Company") announced that the Center for Biologics Evaluation and Research ("CBER") notified the Company that it was reviewing the Company's pre-market application ("PMA") for its CryoSeal FS System ("CryoSeal"). The PMA submission was based on clinical results from a Phase III trial evaluating the safety and efficacy of CryoSeal as an adjunct to hemostasis in liver resection surgery against the control, INSTAT(R), a collagen absorbable hemostat. If approved, CryoSeal would be the only fibrin sealant on the market that is produced from the patient's own blood, and an alternative to conventional fibrin sealants that are derived from bovine tissue or pooled human blood.

     Although CBER acknowledged that it was reviewing the Company's PMA for CryoSeal, no assurance can be given that CBER will not require further testing and clinical data, or that CryoSeal will ultimately be approved by the FDA to be marketed in the United States. If further testing and clinical studies are required, there can be no assurance that the clinical studies can be successfully completed within the Company's expected time frame and budget, or that such studies will provide required findings for approval. If the Company is unable to receive FDA approval for CryoSeal, the Company's business, financial condition and results of operations could be adversely affected.

     Additional  information  can be  found on the  press  release  attached  as
Exhibit 99.


Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

   Exhibit No.      Exhibit Description
   -----------      -------------------

      99 Press Release dated January 3, 2006 titled "Thermogenesis Corp. Files PMA to Market CryoSeal(R) Fibrin Sealant (FS) in Liver Resection Surgeries"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THERMOGENESIS CORP.,
                                        a Delaware Corporation


Dated:  January 16, 2006                /s/ Matthew Plavan
                                        ------------------------------------
                                        Matthew Plavan,
                                        Chief Financial Officer

                                  EXHIBIT INDEX


      Exhibit No.                       Description
      -----------                       -----------

          99 Press Release dated January 3, 2006 titled "Thermogenesis Corp. Files PMA to Market CryoSeal(R) Fibrin Sealant (FS) in Liver Resection Surgeries"